                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each of the undersigned hereby constitutes and appoints Jack Friedman, Stephen G. Berman and Joel M. Bennett, and each of them, as his attorneys-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead, individually and in each capacity stated below, one or more amendments (including without limitation post-effective amendments) to this registration statement, any related Rule 462(b) registration statement and any other documents related thereto, to file the same (and any exhibit thereto) with the Commission and to take any other action to effect the registration under the Securities Act of 1933 of common stock of the registrant subject thereto, as the attorney-in-fact acting in the premises deems appropriate as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, acting severally, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                   CAPACITY                  DATE
                      ---------                                   --------                  ----

                  /s/ JACK FRIEDMAN                      Chief Executive Officer and        June 1, 2001
-----------------------------------------------------        Chairman (Principal
                    Jack Friedman                            Executive Officer)

                 /s/ JOEL M. BENNETT                       Chief Financial Officer          June 1, 2001
-----------------------------------------------------       (Principal Financial
                   Joel M. Bennett                          Officer and Principal
                                                             Accounting Officer)

                /s/ STEPHEN G. BERMAN                             Director                  June 1, 2001
-----------------------------------------------------
                  Stephen G. Berman

                 /s/ DAVID C. BLATTE                              Director                  June 1, 2001
-----------------------------------------------------
                   David C. Blatte

                 /s/ ROBERT E. GLICK                              Director                  June 1, 2001
-----------------------------------------------------
                   Robert E. Glick

                /s/ MICHAEL G. MILLER                             Director                  June 1, 2001
-----------------------------------------------------
                  Michael G. Miller

                 /s/ MURRAY L. SKALA                              Director                  June 1, 2001
-----------------------------------------------------
                   Murray L. Skala